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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) August 21, 2001
                                                          ---------------------

                             WFN CREDIT COMPANY, LLC
                WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                    DELAWARE
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


    333-60418, 333-60418-01                            31-1772814
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    (COMMISSION FILE NUMBER)               (I.R.S. EMPLOYER IDENTIFICATION NO.)


220 WEST SCHROCK ROAD, WESTERVILLE, OHIO                           43801
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


                                 (614) 729-5044
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


            FORMER ADDRESS: 800 TECHCENTER DRIVE, GAHANNA, OHIO 43230
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS.

         In connection with the offering of the Class A Series 2001-A Asset Backed Notes and the Class B Series 2001-A Asset Backed Notes (collectively, the "Notes") described in a Prospectus Supplement dated August 9, 2001, Mayer, Brown & Platt rendered an opinion regarding certain tax matters and an opinion regarding the legality of the Notes. Copies of those opinions are filed as exhibits to this report and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

EXHIBIT
  NO.             DOCUMENT DESCRIPTION
-------           --------------------
(a)               Not applicable
(b)               Not applicable
(c)               Exhibit 5.1  Opinion of Mayer, Brown & Platt regarding the legality of the Notes
                  Exhibit 8.1  Opinion of Mayer, Brown & Platt regarding
                  certain tax matters.
                  Exhibit 23.1 Consent of Mayer, Brown & Platt (included in
                  Exhibits 5.1and  8.1)

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                WFN CREDIT COMPANY, LLC
                                   (Co-Registrant)




Dated: August 20, 2001          By: /s/ Robert Armiak
                                   --------------------------------
                                Name: Robert Armiak
                                Title: Vice President and Treasurer


                                WORLD FINANCIAL NETWORK CREDIT
                                CARD MASTER TRUST
                                   (Co-Registrant)

                                By: WORLD FINANCIAL NETWORK NATIONAL BANK,
                                    as servicer




Dated: August 20, 2001          By: /s/ Robert Armiak
                                   --------------------------------
                                Name: Robert Armiak
                                Title: Vice President and Treasurer


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